TELSCAPE INTERNATIONAL, INC.


                          REGISTRATION RIGHTS AGREEMENT









                          Dated as of December 7, 2000

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of
                                               ---------
December 7, 2000, by and between TELSCAPE INTERNATIONAL, INC., a Texas corporation (the "Company"), and the Purchasers as identified on Schedule 1
                    -------                                           ----------
attached  hereto  (each,  a  "Purchaser"  and  collectively,  the "Purchasers").
                              ---------                            ----------

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Company has entered into that certain Securities Purchase Agreement (the "Purchase Agreement") of even date herewith, with Purchasers
                  -------------------
pursuant to which the Company has agreed to issue and sell to Purchasers shares of the Company's Class G Senior Preferred Stock, par value $0.001 per share and warrants to acquire shares of the Company's Common Stock (as defined herein) (the "Warrants"); and
       --------

     WHEREAS, the Company has agreed to grant certain registration rights with respect to the shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), issuable upon exercise of the Warrants;
       -------------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     As used herein, the following terms shall have the following respective meanings:

     1.1     "Commission"  shall mean the Securities and Exchange Commission, or
              ----------
any other successor federal agency at the time administering the Securities Act.

     1.2     "Common  Stock"  shall  mean  the Company's common stock, par value
              -------------
$0.001  per  share.

     1.3     "Cutback Holders" shall mean the Participating Holders (as defined
              ----------------
in Section  2.2(b)  hereof)  and  the  Other  Participating  Holders.

     1.4     "Cutback Securities" shall mean the Registrable Securities, as that
              ------------------
term is defined under this Agreement, together with the Registrable Securities, as that term is defined under those certain Registration Rights Agreements by and between the Company and the Other Participating Holders.

     1.5     "Exchange  Act"  shall mean the Securities Exchange Act of 1934, as
              -------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.6     "Holders"  shall  mean and include the Purchasers and other holders
              -------
of  Warrants and any person or entity that shall, pursuant to Article 11 hereof,
                                                              ----------
become  a  party  hereto,  and  any permitted transferee under Article 10 hereof
                                                               ----------
which  holds  Registrable  Securities.

     1.7     "Initiating  Holders"  shall  mean any Holder or Holders who in the
              -------------------
aggregate own not less than twenty-five percent (25%) of the Registrable Securities.

     1.8     "Other  Participating  Holders"  shall  mean  such holders of those
              -----------------------------
warrants issued and sold in conjunction with the Company's sale of its Class D Senior Convertible Preferred Stock, Class E Senior Convertible Preferred Stock, Class F Senior Convertible Preferred Stock and holders of other of the Company's securities with registration rights that are not senior to the registration rights provided hereunder, that are participating in a registration with the Holders hereunder.

     1.9     The  terms  "register,"  "registered" and "registration" refer to a
                          --------     ----------       ------------
registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

     1.10     "Registrable Securities" means any and all shares of Common Stock:
               ----------------------
(1) issued or issuable upon exercise of the Warrants; (2) issued or issuable with respect to the Warrants by way of any stock split, stock dividend, combination, recapitalization, reclassification, merger, consolidation or other similar event; or (3) otherwise held or acquired by, or underlying any convertible, exchangeable or exercisable securities of the Company held or acquired by, Holders of Warrants, excluding in all cases, however, (i) Registrable Securities that are the primary subject of a separate Registration Rights Agreement by and between the Company and such Holder, (ii) Registrable Securities sold by a Holder to the public or pursuant to Rule 144 promulgated under the Securities Act (or any similar or analogous rule promulgated under the Securities Act) or (iii) shares of Common Stock acquired by a Holder in an open market transaction. For purposes of this Agreement, a person will be deemed to be a Holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     1.11     "Registration  Expenses"  shall  mean all expenses incurred by the
               ----------------------
Company  in  complying  with  Articles  2,  3  and  4 hereof, including, without
                              -----------------------
limitation, all registration, qualification and filing fees, printing expenses, messenger and delivery expenses, escrow fees, fees and disbursements of legal counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and persons retained by the Company (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), fees and disbursements of legal counsel for the selling Holders (not to exceed $50,000 in the aggregate), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

     1.12     "Securities  Act"  shall  mean  the  Securities  Act  of  1933, as
               ---------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.13     "Selling  Expenses"  shall  mean all underwriting fees, discounts,
               -----------------
selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders.


                                    ARTICLE 2

                              REQUIRED REGISTRATION

     2.1     Required  Registration.  Subject  to  the  provisions  set forth in
Article 7, within 90 days after the Subsequent Closing (as defined in the Purchase Agreement) occurs under the Purchase Agreement, or, if later, within 90 days following the date on which the Company becomes eligible to use a Form S-3 (or any successor form), the Company shall file with the Commission a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act covering the Registrable Securities (the "Required Registration"). The Company
                                           ---------------------
shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall cause such Required Registration to remain effective for a Period ending on the earlier of: (i) the third anniversary of the Closing under the Purchase Agreement; (ii) the date on which all Registrable Securities have been sold pursuant to the Required Registration; and (iii) the date as of which there are no longer any Registrable Securities in existence (the "Effective Period"). The registration statement for the Required
       -----------------
Registration  shall  contain  a  broad-form  plan  of  distribution.

     2.2     Underwriting.

     (a) An underwriting may be selected as a method of distribution of the Registrable Securities covered by the Required Registration by Holders holding at least sixty-six and two-thirds percent (a "Supermajority") of the Registrable
                                              -------------
Securities.

     (b) If a distribution of the Registrable Securities is to be effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting (the "Participating
                                                                   -------------
Holders")  shall use its best efforts to enter into an underwriting agreement in
-------
customary form and reasonably acceptable to the Company with a managing underwriter of nationally recognized standing selected for such underwriting by the Company and approved by the Participating Holders holding a Supermajority of the Registrable Securities proposed to be distributed through such underwriting, which approval shall not be unreasonably withheld. In no event shall the Company include any securities under the Required Registration which are not Registrable Securities without the prior written consent of the Holders of a Supermajority of Registrable Securities, and any such securities permitted to be sold under the Required Registration shall only be sold in connection with a sale. Notwithstanding any other provision of this Article 2, if the managing
                                                      ---------
underwriter advises the Participating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such underwriting, and the number of shares of Cutback Securities that may be included in the underwriting shall be allocated amongst all Cutback Holders in proportion, as nearly as practicable, to the respective amounts of Cutback Securities held by such Cutback Holders. No Cutback Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such underwriting.

     (c)     If  a  distribution  of  the  Registrable Securities is effected by means of an underwriting and if any Participating Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Participating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from such underwriting; provided, however, that if by the withdrawal of such Registrable Securities a
           -------
greater number of Registrable Securities held by other Participating Holders may be included in such underwriting (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Participating Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.2.
                                   ------------

     2.3     Eligibility.  The  Company  represents, warrants and covenants that
             -----------
it currently is, and shall use its best efforts to remain at all times during the Effective Period, eligible to use Form S-3 under the Securities Act.

     2.4     Opinion  of  Counsel.  Upon  the  request  of  the  Holders  of  a
             --------------------
Supermajority of the Registrable Securities, the Company shall furnish such Holders with an opinion of counsel satisfactory to such Holders stating that the registration statement filed in connection with the Required Registration is effective and stating such other opinions as such Holders shall reasonably request.

                                    ARTICLE 3

                             REQUESTED REGISTRATION

     3.1     Request  for  Registration.  Beginning  on  the  date  which  is
             --------------------------
immediately after the third anniversary of the date of this Agreement, Initiating Holders may request registration in accordance with this Article 3; provided, that such registration covers Registrable Securities representing 25% of the then total amount of the Registrable Securities. In the event the Company shall receive from any one or more of the Initiating Holders a written request that the Company effect any such registration, qualification or compliance with respect to Registrable Securities, the Company will:

     (a) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

     (b) use its best efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act, and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 days after the receipt of the written notice from the Company described in Section
                                                                         -------
3.1(a);  provided,  however, that the Company shall not be obligated to take any
  ----   --------   -------
action to effect any such registration, qualification or compliance pursuant to this Article 3:
      ----------

          (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act ;

          (ii) within one hundred and eighty (180) days immediately following the effective date of any registration statement pertaining to a firm commitment underwritten offering of securities of the Company for its own account;

          (iii) after the Company has effected three (3) such requested registrations pursuant to this Article 3, each such registration has been
                                   ----------
declared or ordered effective, and the Registrable Securities offered pursuant to each such registration have been sold, or if the Company has effected any requested registration pursuant to this Agreement during the previous six-month period;

          (iv) if the Company, within ten (10) days of the receipt of the request of the Initiating Holder or Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or with respect to a Registration Statement on Form S-8, or any successor form).

     (c)     Subject  to  the  foregoing  clauses  (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders and provide notice to the other Holders as required by
Section  3.1(a); provided, however, if the Company shall furnish to such Holders
---------------  --------  -------
a certificate signed by the Chairman or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed in the near future, then the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, further, that the
                                                     --------  -------
Company  shall  not  be  permitted  to  exercise  such deferral right under this
Section  3.1(c)  more  than  once  in  any  365-day  period.
      ---------

     3.2     Underwriting.

     (a) The distribution of the Registrable Securities covered by the request of the Holders shall be effected by means of the method of distribution selected by the Holders holding a majority of the Participating Holders. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 3 shall be conditioned upon such
                                        ---------
Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     (b) If such distribution is effected by means of an underwriting, the Company (together with the Participating Holders in such Underwriting) shall use its best efforts to enter into an underwriting agreement in customary form and reasonably acceptable to the Company with a managing underwriter of nationally recognized standing selected for such underwriting by the Company and approved by a Supermajority in interest of the Participating Holders, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this
Article  3,  if  the managing underwriter advises the Cutback Holders in writing
----------
that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration, and the number of shares of Cutback Securities to be included in the registration and underwriting shall be allocated amongst the Cutback Holders in proportion, as nearly as practicable, to the respective amounts of Cutback Securities held by such Cutback Holders at the time of filing the registration statement. No Cutback Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     (c) If any Participating Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a
--------   -------
greater number of Registrable Securities held by other Participating Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Participating Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 3.2.
                                   ------------

     3.3     Cancellation  of  Registration.  A Supermajority in interest of the
             ------------------------------
Participating Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to Article 3 when, in their discretion, market
                                     ---------
conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration. Such cancellation of a registration shall not be counted as one of the three (3) such requested registrations pursuant to Section
                                                                         -------
3.1(b)(iii);  provided,  however,  that  the Holders canceling such registration
-----------
shall pay all of the fees and expenses attributable to such registration and the cancellation thereof.


                                    ARTICLE 4

                              COMPANY REGISTRATION

     4.1     Notice  of Registration to Holders.  If at any time or from time to
             ----------------------------------
time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:

     (a)     promptly  give  to  each  Holder  written  notice  thereof,  and

     (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company described in Section 4.1(a), by any Holder or Holders.
    ---------------

     4.2     Underwriting.  If  the  registration  of  which  the  Company gives
             ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4.1(a). In such event, the right of any Holder to
              ---------------
registration  pursuant to this Article 4 shall be conditioned upon such Holder's
                               ---------
participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

     (a)     Notwithstanding  any  other  provision  of  this  Article 4, if the
                                                               ---------
managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Cutback Securities from such registration and underwriting. The Company shall so advise all Holders of Cutback Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company, and second, for the account of any other stockholders (including the Cutback Holders) of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by such other stockholders (including the Cutback Holders) in proportion, as nearly as practicable, to the respective amounts of securities that are proposed to be offered and sold by such other stockholders (including the Cutback Holders) of such securities at the time of filing the registration statement. No Cutback Securities excluded from the underwriting by reason of the underwriters', marketing limitation shall be included in such registration.

     (b) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by Article 8 hereof.
                                                 ----------

     (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Article 4 prior to the pricing of such
                                          ---------
offering, whether or not a Holder has elected to include Registrable Securities in such registration.

                                    ARTICLE 5

                               HOLDBACK AGREEMENT

     If any Participating Holder notifies the Company that they intend to effect the sale of Registrable Securities pursuant to Articles 2 or 3 above (each, a
                                                  ---------------
"Sale"),  the  Company  shall  not effect any public sale or distribution of its
-----
equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Sale is received; provided that such notice shall not be given by any Holder or Holders more than one time during any 180-day period.

                                    ARTICLE 6

                            EXPENSES OF REGISTRATION

     Except  as  provided in Section 3.3 herein, all Registration Expenses shall
                             -----------
be borne by the Company. All Selling Expenses relating to Registrable Securities registered by the Holders shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of shares so
                         ---  ----
registered.

                                    ARTICLE 7

                             REGISTRATION PROCEDURES

     (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company will notify each Holder in writing as to the initiation of the registration effected by the Company pursuant to this Agreement and as to the completion thereof. The Company agrees to use its best efforts to effect or cause such registration to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement. In connection with any registration of any Registrable Securities pursuant to Articles 2, 3 or 4 hereof, the Company shall, as soon as
                        ------------------
reasonably  practicable:

          (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities within the time period prescribed in
Section  2.1(a)  and  use  its best efforts to cause such registration statement
---------------
filed to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall comply with subparagraph (iii) of this paragraph (a)) as soon as reasonably possible thereafter;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to Form S-3 (or any successor form), and furnish to the holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to it being used and/or filed with the Commission; and comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities to be included in such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iii) provide the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto to each of: (A) the Holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) one counsel for such underwriters or agent, and (E) counsel for the Holders of such Registrable Securities participating in such Registration Statement;

          (iv) for a reasonable period prior to the filing of such registration statement, and throughout the period specified above, make available for inspection by the underwriters and one counsel for the Participating Holders, such financial and other pertinent information and pertinent books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 6(a)(iii), to conduct a
                                                 -----------------
reasonable  investigation  within  the  meaning of the Securities Act; provided,
                                                                       --------
however, that each such party shall be required to execute a confidentiality and
------
nondisclosure agreement which shall include provisions among others, agreeing to maintain in confidence and not disclose to any other Person or entity any of such information or records reasonably designated by the Company in writing as being confidential, until such time as (a) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise but not as a result of the disclosure by such party), or (b) such party shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (in which case such party will provide the Company notice of any such requirement so that the Company may seek an appropriate protective order and such parties shall cooperate with the Company to that end), or (c) such information as is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided, further, that the Company need not make
                               --------  -------
such information available, nor need it cause any officer, director or employee to respond to such inquiry, unless each such party, upon the Company's request, execute and deliver to the Company an undertaking to substantially the same effect contained in the second preceding proviso in form reasonably satisfactory to the Company;

          (v)     promptly  notify  in  writing  the  Holders  of  Registrable
Securities, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the

Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, or any document incorporated by reference in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date; provided that in the Company's opinion, in consultation with its counsel, there is a good faith argument for the removal of such order;

          (vii) if requested by any managing underwriter or underwriter, any placement or sales agent or any Holder of Registrable Securities, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Registrable Securities included thereunder, including, without limitation, information with respect to the number of Registrable Securities being sold by such Holder or agent or to such underwriters, the name and description of such Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus; prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

          (viii) furnish to each Holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 4(a)(iii) an executed copy of such
                                     ------------------
registration statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be, of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus)), in conformity with the requirements of the Securities Act, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (ix) use its best efforts to (A) register or qualify the Registrable Securities under such other securities laws or blue sky laws of such jurisdictions to be designated by the Holders of a majority of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable such Holder, agent or underwriter to complete its distribution of the Registrable Securities pursuant to such registration statement and (C) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided,
                                                                       --------
however, that the Company shall not be required for any such purpose to (1) take
-------
any action to effect any such registration, qualification or compliance in any particular jurisdiction in which it would not otherwise be required to execute a general consent to service of process in effectuating such registration, qualification or compliance, but for the requirements of this Section 7(a)(ix), or (2) subject itself to taxation in any such jurisdiction and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall required that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction;

          (x) cooperate with the Holders of the Registrable Securities and the managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

          (xi) obtain a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

          (xii) use its best efforts to enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Holders of at least a majority in interest of the Participating Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (xiii) whether or not an agreement of the type referred to in the preceding subsection is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration statement; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Holders of at least a majority of such Registrable Securities may reasonably request, addressed to such Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a party or of all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due organization of the Company, and its subsidiaries, if any; the qualification of the Company, and its subsidiaries, if any, to transact business as foreign companies; the due authorization, execution and delivery of this Agreement and of any agreement of the typed referred to in Section 7(a)(xii) hereof; the due authorization, valid
                          -----------------
issuance, and the fully paid status of the capital stock of the Company; the absence of (governmental approvals required to be obtained in connection with the registration statement, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in Section 7(a)(xii.)
                                                              ------------------
hereof; the compliance as to form of such registration statement and any documents incorporated by reference therein with the requirements of the Securities Act; the effectiveness of such registration statement under the
Securities Act; and, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, the absence, to the knowledge of such counsel, from such registration statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold" comfort letter or letters from the independent certified public accountants of the Company addressed to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the effective date of any Prospectus supplement to the prospectus included in such Registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by Holders of at least a majority of the Registrable Securities being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in, Article 6 and 8 hereof;
               ------------------

          (xiv) notify in writing each Holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

          (xv) engage to act on behalf of the Company with respect to the Registrable Securities to be so registered a registrar and transfer agent having such duties and responsibilities (including, without limitation, registration of transfers and maintenance of stock registers) as are customarily discharged by such an agent, and to enter into such agreements and to offer such indemnities as are customary in respect thereof;

          (xvi) cause all such Registrable Securities to be listed on each securities exchange, over-the-counter market or on the Nasdaq National Market ("Nasdaq Market") on which similar securities issued by the Company are then
 ---------------
listed and, if not so listed, to be listed and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers; and

          (xvii) cause the management of the Company to participate in all road-shows and other presentations in substance, scope and number as are customarily made in connection with any public offering of equity securities.

     (b)     In  the  event  that  the  Company  would  be required, pursuant to
Section  7(a)(v)(E)  above,  to  notify  the  Holders  of Registrable Securities
      -------------
included in a registration statement hereunder, the sales or placement agent, if any, and the managing underwriters, if any, of the securities being sold, the Company shall prepare and furnish to each such Holder, to each such agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder agrees that upon receipt of any notice from the Company pursuant to Section 7(a)(v)(E) hereof, such
                                                 ------------------
Holder shall forthwith discontinue the distribution of Registrable Securities until such Holder shall have received copies of such amended or supplemented registration statement or prospectus, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

     (c) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                                    ARTICLE 8

                                 INDEMNIFICATION

     8.1 To the extent permitted by law, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration of any of the Registrable Securities under the Securities Act has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration of any of the Registrable Securities under the Securities Act which has been effected pursuant to this Agreement, or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such Registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and partners, and each person controlling any such persons, each such Underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be
                                 --------  -------
liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, further, that the indemnity agreement contained in this
          --------   -------
Section  8.1  shall  not  apply to amounts paid in settlement of any such claim,
------------
loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

     8.2 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), to which the Company or such officer, director, underwriter or person who controls the Company or such underwriter, within the meaning of Section 15 of the Securities Act, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission), made in such registration statement, prospectus, offering circular, other document or amendment or supplement is in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, however, that the
                                                     --------  -------
obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein; provided, further, that the indemnity agreement contained in this
         --------   -------
Section  8.2  shall  not  apply to amounts paid in settlement of any such claim,
------------
loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

     8.3     Each  party  entitled  to indemnification under this Article 8 (the
                                                                  ---------
"Indemnified  Party")  shall  give  notice  to  the  party  required  to provide
 ------------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
  ------              ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the
                   --------  -------
expense  of  such  defense  of  the  Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, further, that the Company's obligation
                          --------   -------
hereunder shall be limited to the expense of one counsel for all Holders and the Company shall not be required to pay the expense of counsel for multiple Holders. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party not to be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

     8.4     If  the  indemnification  provided  for  in  Section  8.1 or 8.2 is
                                                          -------------------
unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (actions or proceedings in respect thereof) referred to in Section
                                                                         -------
8.1  or  8.2, in such proportion as is appropriate to reflect the relative fault
------------
of the Company on the one hand and the sellers of Registrable Securities on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations.

The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Registrable Securities and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 8.4 were to be determined by pro rata allocation (even if all
          ------------
Sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 8.4.
                                                                    -----------
The amount paid by an Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 8.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 8.4. No person guilty of fraudulent
                            ------------
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Registrable Securities to contribute pursuant to this Section 8.4 shall be several in
                                                ------------
proportion to the respective amount of Registrable Securities sold by them pursuant to a registration statement.


                                    ARTICLE 9

                               RULE 144 REPORTING

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, the Company agrees use its best efforts to:

     9.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act (or any similar or analogous rule promulgated under the Securities Act); and

     9.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and make available the benefits of Rule 144; and

     9.3 So long as any Holder owns any Registrable Securities, furnish to such Holder forthwith upon reasonable request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other publicly available reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

                                   ARTICLE 10

                         TRANSFER OF REGISTRATION RIGHTS

     The rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof may be assigned in connection with any
               -------------------
permitted transfer or assignment of the Holder's Registrable Securities. All transferees and assignees of the rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof, as a
                                                -------------------
condition to the transfer of such rights, shall agree in writing to be bound by the agreements set forth herein.


                                   ARTICLE 11

                       LIMITATIONS ON REGISTRATION RIGHTS
                           GRANTED TO OTHER SECURITIES

     The parties hereto agree that additional holders may, with the consent of the Company and the Holders of a Supermajority of the Registrable Securities then outstanding, be added as parties to this Agreement with respect to any or all securities of the Company held by them; provided, however, that from and
                                                --------  -------
after the date of this Agreement, the Company shall not without the prior written consent of the Holders of a Supermajority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to, or pari passu with, those granted herein. Any
                                     ---- -----
additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered Holders for purposes of this Agreement, and shall be added to the Schedule of Registration Rights Holders.


                                   ARTICLE 12

                                  MISCELLANEOUS

     12.1     GOVERNING  LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              ---------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     12.2     WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES,
              --------------------
TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES

HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     12.3     Successors  and  Assigns.  Except  as otherwise expressly provided
              ------------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     12.4     Entire  Agreement.  This Agreement constitutes the full and entire
              -----------------
understanding and agreement between the parties with regard to the subject matter hereof. Any provision of this Agreement may be amended, waived or modified, and this Agreement may be terminated, if, but only if, such amendment, waiver or modification or termination is in writing and is signed by the Company and the holders of a Supermajority of the Registrable Securities; whenever any provision of this Agreement requires action or approval by the holders of a specified number of Registrable Securities, such action or approval may be evidenced by a written consent executed by the requisite holders of Registrable Securities, without any requirement of a meeting or prior notice to the other holders of such shares.

     12.5     Notices.  All  notices,  requests,  consents,  and  other
              -------
communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or two business days after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or five business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

if  to  the  Company:

     Telscape  International,  Inc.
     1325  Northmeadow  Parkway
     Suite  110
     Atlanta,  Georgia  30076
     Attention:  Mark  Harris,  General  Counsel
     Facsimile:  (770)  319-2834
with  a  copy  to  (which  shall  not  constitute  notice):

     Gardere  Wynne  Sewell  LLP
     3000  Thanksgiving  Tower
     1601  Elm  Street
     Dallas,  Texas  75201-4761
     Attention:  W.  Robert  Dyer,  Jr.
     Facsimile:  (214)  999-3574

if to the Purchasers: at the addresses set forth on their respective signature pages,

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     12.6     Severability.  In  case  any  provision of this Agreement shall be
              ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     12.7     Titles  and Subtitles.  The titles of the sections and subsections
              ---------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     12.8     Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together constitute one instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm the transmission by signing a duplicate original document.

                 [THE NEXT FOLLOWING PAGES ARE SIGNATURE PAGES.]

                                   SCHEDULE 1
                                   ----------

                                   PURCHASERS


                           TSG Capital Fund III, L.P.

                        Sandler Capital Partners IV, L.P.

                        Sandler Capital Partners IV, FTE

                         EGL NatWest Ventures USA, L.P.

                          EGL Equity Partners III, L.P.

                     EGL Equity Offshore Partners III, L.P.

                          Gateway Opportunity Fund LLC

                            Oger Pensat Holdings Ltd.

                  Cahill Warnock Strategic Partners Fund, L.P.

                           Strategic Associates, L.P.

                               James H. Dorsey III